Exhibit 99.3

Brighthouse Financial, Inc.
Financial Supplement

First Quarter 2019

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	6	Annuities — Statements of Adjusted Earnings
	7	Annuities — Select Operating Metrics
	9	Life — Statements of Adjusted Earnings
	10	Life — Select Operating Metrics
	12	Run-off — Statements of Adjusted Earnings
	13	Run-off — Select Operating Metrics
	14	Corporate & Other — Statements of Adjusted Earnings

Other Information
	16	DAC and VOBA and Net Derivative Gains (Losses)
	17	Notable Items
	18	Variable Annuity Separate Account Returns and Allocations
	19	Summary of Investments
	20	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Equity to Adjusted Return on Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income (loss) available to shareholders	$(737)	$1,442	$(271)	$(239)	$(67)
Adjusted earnings (1)	$232	$186	$270	$153	$283
Total corporate expenses (2)	$225	$233	$242	$288	$230

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity (3)	$14,999	$14,418	$12,884	$13,435	$13,584
Less: Preferred stock	412	—	—	—	—
Less: AOCI (3)	1,670	716	552	815	737
Brighthouse Financial, Inc.’s stockholders’ equity, excluding preferred stock and AOCI	$12,917	$13,702	$12,332	$12,620	$12,847

Return on Equity
Return on equity	1.4%	6.3%	0.7%	(4.0)%	(0.7)%
Return on equity, excluding preferred stock and AOCI (1)	1.5%	6.7%	0.7%	(4.5)%	(0.7)%
Adjusted return on equity (1)	6.5%	6.9%	13.5%	5.8%	7.0%

Earnings Per Common Share, Diluted
Net income (loss) available to shareholders per common share (4)	$(6.31)	$12.14	$(2.26)	$(2.01)	$(0.56)
Adjusted earnings per common share (1)	$1.98	$1.56	$2.23	$1.27	$2.36
Weighted average common shares outstanding	117,229,854	118,685,082	120,641,572	120,200,149	119,773,106

Book Value Per Common Share
Book value per common share (1), (3)	$129.10	$122.67	$108.45	$112.17	$113.41
Book value per common share, excluding preferred stock and AOCI (1), (3)	$111.18	$116.58	$103.80	$105.37	$107.26
Ending common shares outstanding	116,182,687	117,532,336	118,800,611	119,773,106	119,773,106

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(3) See Note (1) to the Balance Sheets on page 3 for information regarding changes to amounts originally reported for the first quarter of 2018.
(4) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Revenues	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Premiums	$227	$223	$225	$223	$229	$227	$229
Universal life and investment-type product policy fees	875	899	972	962	1,002	875	1,002
Net investment income	811	862	853	806	817	811	817
Other revenues	92	89	105	98	105	92	105
Revenues before NIGL and NDGL	2,005	2,073	2,155	2,089	2,153	2,005	2,153
Net investment gains (losses)	(11)	(86)	(42)	(75)	(4)	(11)	(4)
Net derivative gains (losses)	(1,303)	2,039	(691)	(312)	(334)	(1,303)	(334)
Total revenues	$691	$4,026	$1,422	$1,702	$1,815	$691	$1,815

Expenses
Interest credited to policyholder account balances	$258	$270	$273	$269	$267	$258	$267
Policyholder benefits and claims	772	899	822	813	738	772	738
Amortization of DAC and VOBA	22	469	30	246	305	22	305
Interest expense on debt	47	45	40	36	37	47	37
Other expenses	545	556	625	655	581	545	581
Total expenses	1,644	2,239	1,790	2,019	1,928	1,644	1,928
Income (loss) before provision for income tax	(953)	1,787	(368)	(317)	(113)	(953)	(113)
Provision for income tax expense (benefit)	(218)	345	(99)	(79)	(48)	(218)	(48)
Net income (loss)	(735)	1,442	(269)	(238)	(65)	(735)	(65)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	2	2
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(737)	$1,442	$(271)	$(239)	$(67)	$(737)	$(67)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investments:
Fixed maturity securities available-for-sale	$64,847	$62,608	$62,279	$62,343	$63,178
Equity securities	150	140	150	153	160
Mortgage loans, net	14,504	13,694	13,033	12,337	11,308
Policy loans	1,385	1,421	1,443	1,458	1,517
Real estate limited partnerships and limited liability companies	453	451	444	449	441
Other limited partnership interests	1,800	1,840	1,765	1,706	1,700
Short-term investments	799	—	116	177	293
Other invested assets	2,302	3,027	2,099	2,305	2,452
Total investments	86,240	83,181	81,329	80,928	81,049
Cash and cash equivalents	3,864	4,145	2,144	2,135	1,888
Accrued investment income	791	724	675	607	640
Reinsurance recoverables	13,098	12,929	12,683	12,745	12,746
Premiums and other receivables	928	768	868	848	781
DAC and VOBA	5,680	5,717	6,050	5,968	6,083
Current income tax recoverable	—	1	878	814	832
Other assets	618	573	583	580	593
Separate account assets	105,211	98,256	111,736	111,587	114,385
Total assets	$216,430	$206,294	$216,946	$216,212	$218,997
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$37,157	$36,209	$35,748	$35,816	$36,223
Policyholder account balances	41,177	40,054	39,446	38,407	37,940
Other policy-related balances	3,005	3,000	2,907	2,941	2,991
Payables for collateral under securities loaned and other transactions	3,990	5,057	4,043	4,265	4,244
Long-term debt	4,364	3,963	3,966	3,607	3,609
Current income tax payable	19	15	—	—	—
Deferred income tax liability (1)	1,005	972	576	684	730
Other liabilities (1)	5,438	4,285	5,575	5,405	5,226
Separate account liabilities	105,211	98,256	111,736	111,587	114,385
Total liabilities	201,366	191,811	203,997	202,712	205,348
Equity
Preferred Stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	12,889	12,473	12,469	12,444	12,432
Retained earnings (deficit) (1)	609	1,346	(96)	175	414
Treasury stock	(170)	(118)	(42)	—	—
Accumulated other comprehensive income (loss) (1)	1,670	716	552	815	737
Total Brighthouse Financial, Inc.’s stockholders’ equity	14,999	14,418	12,884	13,435	13,584
Noncontrolling interests	65	65	65	65	65
Total equity	15,064	14,483	12,949	13,500	13,649
Total liabilities and equity	$216,430	$206,294	$216,946	$216,212	$218,997

(1) During the second quarter of 2018, and effective January 1, 2018, the Company recorded adjustments related to accretion of certain investments in equity securities. As a result, amounts originally reported as of March 31, 2018 have been revised to conform to such changes. Additionally, certain key metrics for the first quarter of 2018, as well as amounts affecting the adjusted return on equity for certain periods, have also been revised for such impact.

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended March 31, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$58	$145	$1	$23	$227
Universal life and investment-type product policy fees	561	58	193	(3)	809
Net investment income	421	97	276	17	811
Other revenues	77	3	6	6	92
Total adjusted revenues	$1,117	$303	$476	$43	$1,939

Adjusted expenses
Interest credited to policyholder account balances	$137	$25	$96	$—	$258
Policyholder benefits and claims	143	181	380	14	718
Amortization of DAC and VOBA	82	11	—	4	97
Interest expense on debt	—	—	—	47	47
Other operating costs	394	55	46	50	545
Total adjusted expenses	756	272	522	115	1,665
Adjusted earnings before provision for income tax	361	31	(46)	(72)	274
Provision for income tax expense (benefit)	66	6	(10)	(22)	40
Adjusted earnings after provision for income tax	295	25	(36)	(50)	234
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Adjusted earnings	$295	$25	$(36)	$(52)	$232

	For the Three Months Ended March 31, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$45	$158	$—	$26	$229
Universal life and investment-type product policy fees	640	103	199	(3)	939
Net investment income	363	108	343	11	825
Other revenues	99	—	6	—	105
Total adjusted revenues	$1,147	$369	$548	$34	$2,098

Adjusted expenses
Interest credited to policyholder account balances	$146	$31	$90	$—	$267
Policyholder benefits and claims	180	165	347	14	706
Amortization of DAC and VOBA	143	29	—	5	177
Interest expense on debt	—	—	—	37	37
Other operating costs	406	63	48	64	581
Total adjusted expenses	875	288	485	120	1,768
Adjusted earnings before provision for income tax	272	81	63	(86)	330
Provision for income tax expense (benefit)	46	15	13	(29)	45
Adjusted earnings after provision for income tax	226	66	50	(57)	285
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Adjusted earnings	$226	$66	$50	$(59)	$283

Financial Supplement	6

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Premiums	$58	$44	$48	$48	$45	$58	$45
Universal life and investment-type product policy fees	561	594	625	632	640	561	640
Net investment income	421	398	399	376	363	421	363
Other revenues	77	78	88	90	99	77	99
Total adjusted revenues	$1,117	$1,114	$1,160	$1,146	$1,147	$1,117	$1,147

Adjusted expenses
Interest credited to policyholder account balances	$137	$147	$152	$148	$146	$137	$146
Policyholder benefits and claims	143	174	72	181	180	143	180
Amortization of DAC and VOBA	82	198	40	124	143	82	143
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	394	387	409	427	406	394	406
Total adjusted expenses	756	906	673	880	875	756	875
Adjusted earnings before provision for income tax	361	208	487	266	272	361	272
Provision for income tax expense (benefit)	66	33	86	45	46	66	46
Adjusted earnings	$295	$175	$401	$221	$226	$295	$226

Financial Supplement	7

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD ANNUITIES ACCOUNT VALUE (1)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Account value, beginning of period	$105,089	$116,985	$116,283	$117,178	$120,333
Deposits	1,327	1,295	1,243	1,129	1,074
Withdrawals, surrenders and contract benefits	(2,479)	(2,789)	(2,754)	(2,877)	(2,853)
Net flows (2)	(1,152)	(1,494)	(1,511)	(1,748)	(1,779)
Investment performance (3)	8,971	(9,711)	2,953	1,568	(695)
Policy charges and other	(661)	(691)	(740)	(715)	(681)
Account value, end of period	$112,247	$105,089	$116,985	$116,283	$117,178

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$12,770	$13,225	$13,112	$13,036	$13,062
Deposits	416	439	330	305	205
Withdrawals, surrenders and contract benefits	(521)	(963)	(296)	(308)	(320)
Net flows (2)	(105)	(524)	34	(3)	(115)
Interest credited	90	94	105	105	105
Other	(21)	(25)	(26)	(26)	(16)
Account value, end of period	$12,734	$12,770	$13,225	$13,112	$13,036

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,541	$4,517	$4,561	$4,547	$4,541

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed income annuities.

Financial Supplement	8

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
VARIABLE & INDEXED ANNUITY SALES	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Shield Annuities (1)	$985	$924	$867	$723	$729	$985	$729
GMWB/GMAB	198	220	218	237	183	198	183
GMDB only	78	81	84	96	92	78	92
GMIB	23	20	22	33	32	23	32
Total variable & indexed annuity sales	$1,284	$1,245	$1,191	$1,089	$1,036	$1,284	$1,036

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$281	$368	$302	$272	$173	$281	$173
Fixed deferred annuities	133	73	28	36	34	133	34
Single premium immediate annuities	6	8	16	13	9	6	9
Other fixed annuities	3	4	4	2	4	3	4
Total fixed annuity sales	$423	$453	$350	$323	$220	$423	$220

(1) Shield Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreements.

Financial Supplement	9

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Premiums	$145	$155	$152	$151	$158	$145	$158
Universal life and investment-type product policy fees	58	61	77	76	103	58	103
Net investment income	97	115	115	111	108	97	108
Other revenues	3	4	2	1	—	3	—
Total adjusted revenues	$303	$335	$346	$339	$369	$303	$369

Adjusted expenses
Interest credited to policyholder account balances	$25	$25	$29	$28	$31	$25	$31
Policyholder benefits and claims	181	153	169	168	165	181	165
Amortization of DAC and VOBA	11	35	8	23	29	11	29
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	55	42	62	74	63	55	63
Total adjusted expenses	272	255	268	293	288	272	288
Adjusted earnings before provision for income tax	31	80	78	46	81	31	81
Provision for income tax expense (benefit)	6	16	17	9	15	6	15
Adjusted earnings	$25	$64	$61	$37	$66	$25	$66

Financial Supplement	10

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Variable universal and universal life account value, beginning of period	$2,747	$2,753	$2,758	$2,763	$2,775
Premiums and deposits (1)	65	64	58	62	66
Surrenders and contract benefits	(52)	(31)	(29)	(44)	(43)
Net flows	13	33	29	18	23
Net transfers from (to) separate account	13	8	12	17	14
Interest credited	25	27	28	29	26
Policy charges and other	(71)	(74)	(74)	(69)	(75)
Variable universal and universal life account value, end of period	$2,727	$2,747	$2,753	$2,758	$2,763

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,679	$5,351	$5,222	$5,174	$5,250
Premiums and deposits	59	59	57	59	62
Surrenders and contract benefits	(69)	(63)	(67)	(67)	(68)
Net flows	(10)	(4)	(10)	(8)	(6)
Investment performance	539	(603)	207	133	(2)
Net transfers from (to) general account	(15)	(8)	(12)	(17)	(14)
Policy charges and other	(55)	(57)	(56)	(60)	(54)
Variable universal life account value, end of period	$5,138	$4,679	$5,351	$5,222	$5,174

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	11

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
LIFE SALES	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Total life sales	$1	$1	$2	$2	$2	$1	$2

	As of
LIFE INSURANCE IN-FORCE	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Whole Life
Life Insurance in-force, before reinsurance	$21,518	$21,804	$22,127	$22,467	$22,890
Life Insurance in-force, net of reinsurance	$3,638	$3,648	$3,690	$3,713	$3,764

Term Life
Life Insurance in-force, before reinsurance	$427,239	$433,058	$438,564	$443,532	$448,431
Life Insurance in-force, net of reinsurance	$324,941	$328,876	$332,204	$335,524	$338,841

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$56,378	$56,882	$58,108	$58,837	$59,625
Life Insurance in-force, net of reinsurance	$39,844	$40,052	$41,279	$41,146	$41,601

Financial Supplement	12

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Premiums	$1	$1	$—	$—	$—	$1	$—
Universal life and investment-type product policy fees	193	180	208	189	199	193	199
Net investment income	276	331	322	314	343	276	343
Other revenues	6	6	6	7	6	6	6
Total adjusted revenues	$476	$518	$536	$510	$548	$476	$548

Adjusted expenses
Interest credited to policyholder account balances	$96	$98	$92	$92	$90	$96	$90
Policyholder benefits and claims	380	351	532	365	347	380	347
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	46	47	46	61	48	46	48
Total adjusted expenses	522	496	670	518	485	522	485
Adjusted earnings before provision for income tax	(46)	22	(134)	(8)	63	(46)	63
Provision for income tax expense (benefit)	(10)	4	(29)	(2)	13	(10)	13
Adjusted earnings	$(36)	$18	$(105)	$(6)	$50	$(36)	$50

Financial Supplement	13

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Account value, beginning of period	$6,154	$6,185	$6,204	$6,235	$6,285
Premiums and deposits (1)	187	190	189	202	197
Surrenders and contract benefits	(39)	(38)	(26)	(44)	(69)
Net flows	148	152	163	158	128
Interest credited	57	60	60	58	59
Policy charges and other	(249)	(243)	(242)	(247)	(237)
Account value, end of period	$6,110	$6,154	$6,185	$6,204	$6,235

	As of
LIFE INSURANCE IN-FORCE	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$79,817	$80,356	$80,963	$81,479	$82,126
Life Insurance in-force, net of reinsurance	$37,233	$37,601	$37,029	$36,619	$36,870

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	14

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Premiums	$23	$23	$25	$24	$26	$23	$26
Universal life and investment-type product policy fees	(3)	(3)	(3)	(4)	(3)	(3)	(3)
Net investment income	17	19	16	11	11	17	11
Other revenues	6	1	9	—	—	6	—
Total adjusted revenues	$43	$40	$47	$31	$34	$43	$34

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	14	16	15	19	14	14	14
Amortization of DAC and VOBA	4	3	5	3	5	4	5
Interest expense on debt	47	45	39	37	37	47	37
Other operating costs	50	80	105	96	64	50	64
Total adjusted expenses	115	144	164	155	120	115	120
Adjusted earnings before provision for income tax	(72)	(104)	(117)	(124)	(86)	(72)	(86)
Provision for income tax expense (benefit)	(22)	(33)	(32)	(26)	(29)	(22)	(29)
Adjusted earnings after provision for income tax	(50)	(71)	(85)	(98)	(57)	(50)	(57)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	2	2
Adjusted earnings	$(52)	$(71)	$(87)	$(99)	$(59)	$(52)	$(59)

Other
Information

Financial Supplement	16

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Balance, beginning of period	$5,717	$6,050	$5,968	$6,083	$6,286
Capitalization	86	87	83	76	76
Amortization:
Included in adjusted earnings, excluding notable items	(97)	(236)	(148)	(150)	(177)
Related to notable items, included in adjusted expenses	—	—	96	—	—
Related to items not included in adjusted expenses	75	(233)	22	(96)	(128)
Total amortization	(22)	(469)	(30)	(246)	(305)
Unrealized investment gains (losses)	(101)	49	29	55	26
Other	—	—	—	—	—
Balance, end of period	$5,680	$5,717	$6,050	$5,968	$6,083
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Annuities	$4,534	$4,550	$4,874	$4,783	$4,873
Life	1,034	1,051	1,056	1,061	1,082
Run-off	5	5	5	5	5
Corporate & Other	107	111	115	119	123
Total DAC and VOBA	$5,680	$5,717	$6,050	$5,968	$6,083

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net derivative gains (losses):
Variable annuity embedded derivatives	$(194)	$(146)	$(40)	$196	$503
Variable annuity hedges	(1,245)	1,844	(591)	(510)	(371)
ULSG hedges	122	217	(130)	(63)	(448)
Other hedges and embedded derivatives	14	123	68	62	(26)
Subtotal	(1,303)	2,038	(693)	(315)	(342)
Investment hedge adjustments	—	1	2	3	8
Total net derivative gains (losses)	$(1,303)	$2,039	$(691)	$(312)	$(334)

Financial Supplement	17

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Actuarial items and other insurance adjustments	$—	$(26)	$(25)	$—	$(32)
Establishment costs	27	39	69	44	37
Total notable items (1)	$27	$13	$44	$44	$5

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$(12)	$(154)	$—	$—
Life	—	—	(11)	—	(16)
Run-off	—	(14)	140	—	(16)
Corporate & Other	27	39	69	44	37
Total notable items (1)	$27	$13	$44	$44	$5

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	18

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total Quarterly VA separate account gross returns	10.02%	(9.23)%	3.02%	1.76%	(0.51)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	25.72%	24.83%	26.06%	25.61%	25.24%
Percent allocated to bond funds/other funds	8.30%	8.79%	8.02%	8.14%	8.26%
Percent allocated to target volatility funds	22.97%	23.05%	22.62%	22.74%	22.69%
Percent allocated to balanced funds	43.01%	43.33%	43.30%	43.51%	43.81%

Financial Supplement	19

Summary of Investments (Unaudited, dollars in millions)

	March 31, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$25,856	28.70%	$24,473	28.02%
U.S. government and agency securities	8,088	8.98%	9,095	10.41%
Residential mortgage-backed securities	8,883	9.86%	8,547	9.79%
Foreign corporate securities	9,073	10.07%	8,026	9.19%
State and political subdivision securities	3,811	4.23%	3,597	4.12%
Commercial mortgage-backed securities	5,427	6.02%	5,248	6.01%
Asset-backed securities	2,078	2.30%	2,126	2.44%
Foreign government securities	1,631	1.81%	1,496	1.71%
Total fixed maturity securities	64,847	71.97%	62,608	71.69%
Equity securities	150	0.17%	140	0.16%
Mortgage loans:
Commercial mortgage loans	8,748	9.72%	8,529	9.77%
Agricultural mortgage loans	3,155	3.50%	2,946	3.37%
Residential mortgage loans	2,661	2.95%	2,276	2.61%
Valuation allowances	(60)	(0.07)%	(57)	(0.07)%
Total mortgage loans, net	14,504	16.10%	13,694	15.68%
Policy loans	1,385	1.54%	1,421	1.63%
Real estate limited partnerships and limited liability companies	453	0.50%	451	0.52%
Other limited partnership interests	1,800	2.00%	1,840	2.11%
Cash, cash equivalents and short-term investments	4,663	5.17%	4,145	4.75%
Other invested assets:
Derivatives:
Interest rate	916	1.01%	717	0.82%
Equity market	862	0.96%	1,732	1.98%
Foreign currency exchange rate	270	0.30%	313	0.36%
Credit	25	0.03%	16	0.02%
Total derivatives	2,073	2.30%	2,778	3.18%
FHLB common stock	50	0.06%	64	0.07%
Other	179	0.19%	185	0.21%
Total other invested assets	2,302	2.55%	3,027	3.46%
Total investments and cash and cash equivalents	$90,104	100.00%	$87,326	100.00%

	For the Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net investment income yield (1)	4.10%	4.48%	4.50%	4.37%	4.50%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	20

Select Actual and Preliminary Statutory Financial Results (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
REVENUES AND EXPENSES (1)	March 31, 2019 (2)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019 (2)	March 31, 2018
Total revenues (Line 9)	$2,400	$4,333	$2,921	$2,910	$2,846	$2,400	$2,846
Total benefits and expenses before dividends to policyholders (Line 28)	$2,400	$4,830	$2,383	$2,764	$2,211	$2,400	$2,211

	For the Three Months Ended					For the Three Months Ended
NET INCOME (LOSS) (1)	March 31, 2019 (2)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019 (2)	March 31, 2018
Gain (loss) from operations net of taxes (Line 33)	$(50)	$(493)	$582	$175	$704	$(50)	$704
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(150)	(203)	(388)	(313)	(1,019)	(150)	(1,019)
Net income (loss) (Line 35)	$(200)	$(696)	$194	$(138)	$(315)	$(200)	$(315)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	March 31, 2019 (2)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Combined total adjusted capital	$6,300	$7,354	$6,004	$6,042	$6,469

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months ended March 31, 2019.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation (the “Separation”) from MetLife, Inc. (“MetLife”).
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market and counterparty risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether all or any portion of the tax consequences of the Separation are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of potential future tax legislation that could decrease the value of our tax attributes and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the Separation will qualify for non-recognition treatment for federal income tax purposes and potential indemnification to MetLife if the Separation does not so qualify; the impact of the Separation on our business and profitability due to MetLife's strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2018, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on equity	(vii)	return on equity
(viii)	adjusted return on equity, less notable items	(viii)	return on equity
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•
Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”) and amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Equity

Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s stockholders’ equity, excluding preferred stock and AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding Preferred Stock and AOCI

Brighthouse uses the term “book value” to refer to “stockholders’ equity.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding preferred stock and AOCI, is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, excluding preferred stock and AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Sales

Statistical sales information for life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Adjusted Statutory Earnings

Adjusted statutory earnings is a measure of our insurance companies' ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the change in the variable annuities reserve methodology (Actuarial Guideline 43) while including the change in both the reserve and capital methodology based CTE95 calculation, as well as unrealized gains (losses) associated with the variable annuities risk management strategy. Adjusted statutory earnings may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income (loss) available to shareholders	$(737)	$1,442	$(271)	$(239)	$(67)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(11)	(86)	(42)	(75)	(4)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,303)	2,038	(693)	(316)	(342)
Less: GMIB Fees and GMIB Costs (1)	35	(137)	28	(19)	4
Less: Amortization of DAC and VOBA (1)	75	(233)	22	(96)	(128)
Less: Market value adjustments	(23)	(1)	7	8	31
Less: Other	—	—	(4)	1	(4)
Less: Provision for income tax (expense) benefit on reconciling adjustments	258	(325)	141	105	93
Adjusted earnings	232	186	270	153	283
Less: Notable items	(27)	(13)	(44)	(44)	(5)
Adjusted earnings, less notable items	$259	$199	$314	$197	$288

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (2)
Net income (loss) available to shareholders per common share	$(6.31)	$12.14	$(2.26)	$(2.01)	$(0.56)
Less: Net investment gains (losses)	(0.09)	(0.73)	(0.35)	(0.64)	(0.03)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(11.16)	17.17	(5.79)	(2.64)	(2.86)
Less: GMIB Fees and GMIB Costs (1)	0.30	(1.15)	0.24	(0.16)	0.03
Less: Amortization of DAC and VOBA (1)	0.64	(1.96)	0.18	(0.80)	(1.07)
Less: Market value adjustments	(0.20)	(0.01)	0.06	0.07	0.26
Less: Other	—	—	(0.03)	0.01	(0.03)
Less: Provision for income tax (expense) benefit on reconciling adjustments	2.21	(2.74)	1.18	0.88	0.78
Less: Impact of inclusion of dilutive shares	0.01	—	0.02	—	—
Adjusted earnings per common share	1.98	1.56	2.23	1.27	2.36
Less: Notable items	(0.23)	(0.11)	(0.36)	(0.37)	(0.04)
Adjusted earnings, less notable items per common share	$2.21	$1.68	$2.60	$1.64	$2.40

(1) Certain amounts prior to March 31, 2019 have been reclassified to conform to the current period presentation.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Equity to Adjusted Return on Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income (loss) available to shareholders	$195	$865	$91	$(581)	$(96)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(214)	(207)	(115)	(52)	23
Less: Net derivative gains (losses), excluding investment hedge adjustments	(274)	687	(1,775)	(1,264)	(1,053)
Less: GMIB Fees and GMIB Costs (1)	(93)	(124)	31	(282)	(332)
Less: Amortization of DAC and VOBA (1)	(232)	(435)	(292)	(523)	(322)
Less: Market value adjustments	(9)	45	43	35	16
Less: Other	(3)	(7)	(11)	21	(5)
Less: Provision for income tax (expense) benefit on reconciling adjustments	179	14	512	732	654
Adjusted earnings	$841	$892	$1,698	$752	$923
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S STOCKHOLDERS’ EQUITY, EXCLUDING PREFERRED STOCK AND AOCI	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Brighthouse Financial, Inc.’s stockholders’ equity (2)	$13,864	$13,767	$13,637	$14,343	$14,679
Less: Preferred stock	82	—	—	—	—
Less: AOCI (2)	898	899	1,018	1,286	1,424
Brighthouse Financial, Inc.’s stockholders’ equity, excluding preferred stock and AOCI	$12,884	$12,868	$12,619	$13,057	$13,255
	Five Quarters Average Stockholders' Equity Basis
ADJUSTED RETURN ON EQUITY	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Return on equity	1.4%	6.3%	0.7%	(4.0)%	(0.7)%
Return on preferred stock	237.8%	—%	—%	—%	—%
Return on AOCI (2)	21.7%	96.2%	8.9%	(45.2)%	(6.7)%
Return on equity, excluding preferred stock and AOCI	1.5%	6.7%	0.7%	(4.5)%	(0.7)%
Return on adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Return on net investment gains (losses)	(1.7)%	(1.6)%	(0.9)%	(0.4)%	0.2%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(2.1)%	5.4%	(14.1)%	(9.8)%	(8.0)%
Less: Return on GMIB Fees and GMIB Costs (1)	(0.7)%	(1.0)%	0.2%	(2.2)%	(2.5)%
Less: Return on amortization of DAC and VOBA (1)	(1.8)%	(3.4)%	(2.2)%	(4.0)%	(2.4)%
Less: Return on market value adjustments	(0.1)%	0.3%	0.3%	0.3%	0.1%
Less: Return on other	—%	—%	(0.1)%	0.2%	—%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	1.4%	0.1%	4.0%	5.6%	4.9%
Adjusted return on equity	6.5%	6.9%	13.5%	5.8%	7.0%

(1) Certain amounts prior to March 31, 2019 have been reclassified to conform to the current period presentation.
(2) See Note (1) to the Balance Sheets on page 3 for information regarding changes to amounts originally reported for the first quarter of 2018.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Total revenues	$691	$4,026	$1,422	$1,702	$1,815	$691	$1,815
Less: Net investment gains (losses)	(11)	(86)	(42)	(75)	(4)	(11)	(4)
Less: Net derivative gains (losses)	(1,303)	2,039	(691)	(312)	(334)	(1,303)	(334)
Less: GMIB Fees	66	67	68	69	67	66	67
Less: Investment hedge adjustments	—	(1)	(2)	(3)	(8)	—	(8)
Less: Other	—	—	—	(3)	(4)	—	(4)
Total adjusted revenues	$1,939	$2,007	$2,089	$2,026	$2,098	$1,939	$2,098

Total expenses	$1,644	$2,239	$1,790	$2,019	$1,928	$1,644	$1,928
Less: Amortization of DAC and VOBA (1)	(75)	233	(22)	96	128	(75)	128
Less: GMIB Costs (1)	31	204	40	88	63	31	63
Less: Other	23	1	(3)	(11)	(31)	23	(31)
Total adjusted expenses	$1,665	$1,801	$1,775	$1,846	$1,768	$1,665	$1,768

(1) Certain amounts prior to March 31, 2019 have been reclassified to conform to the current period presentation.

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Three Months Ended
NET INVESTMENT GAINS (LOSSES)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	March 31, 2019	March 31, 2018
Investment portfolio gains (losses)	$(8)	$(55)	$(35)	$(68)	$2	$(8)	$2
Investment portfolio writedowns	(3)	(2)	(4)	(2)	(3)	(3)	(3)
Total net investment portfolio gains (losses)	(11)	(57)	(39)	(70)	(1)	(11)	(1)
Other incremental net investment income	—	(29)	(3)	(5)	(3)	—	(3)
Net investment gains (losses)	$(11)	$(86)	$(42)	$(75)	$(4)	$(11)	$(4)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income yield (1)	4.24%	4.62%	4.67%	4.53%	4.65%
Investment fees and expenses	(0.14)%	(0.14)%	(0.17)%	(0.16)%	(0.15)%
Net investment income yield (1)	4.10%	4.48%	4.50%	4.37%	4.50%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.